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                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-91860


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
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                            VARIABLE SEPARATE ACCOUNT

                               SUPPLEMENT TO THE:
                    POLARIS CHOICE II (B3885PRO AND R3460PRO)
                           POLARIS ADVISOR (R3463PRO)
                 VARIABLE ANNUITY PROSPECTUSES DATED MAY 1, 2006

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The following replaces in its entirety the second under the "Optional 2 -
Maximum Anniversary Option" death benefit heading in the prospectus:

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.



Dated: June 15, 2006

                Please keep this supplement with your prospectus



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